SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to section 14(a)
                 of the Securities Exchange Act of 1934

                             (Amendment No.___)

Filed by the Registrant [X]
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Check the appropriate box:
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[ ]  Confidential, for use of the Commission only as permitted by Rule 14a-6(e)
     (2)
[X] Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12


    . . . . . . . . . . . . . MONROC, INC.. . . . . . . . . . . . .
            (Name of Registrant as Specified in its Charter)

    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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       paid previously.  Identify the previous filing by registration statement
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
                             MONROC, INC.

                              NOTICE OF
                    ANNUAL MEETING OF SHAREHOLDERS

                      to be held on May 21, 1997

To the Shareholders:

          The Annual Meeting (the "Annual Meeting") of the Shareholders of Monroc, Inc. (the "Company") will be held at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah, on May 21, 1997, at 10:00 o'clock a.m. (local time). Proxies received from shareholders will be voted at the Annual Meeting.

          The Annual Meeting will be held for the following purposes:

          (1)  to elect eight directors.

          (2) to ratify the selection and appointment by the Company's Board of Directors of Deloitte & Touche LLP, independent certified public accountants, as auditors for the Company for the fiscal year ending December 31, 1997;

          (3) to consider and act upon a proposal to amend the Company's 1996 Stock Option Plan to increase the number of shares that may be granted thereunder.

          (4) to consider and act upon a proposal to amend the Company's 1994 Stock Option Plan to increase the number of shares issuable thereunder.

          (5) to transact such other business as may properly come before the Annual Meeting.

          The Board of Directors has fixed the close of business on April 8, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

          All shareholders are urged to participate either by sending in their proxies or by attending the Annual Meeting in person.

                              L. WILLIAM RANDS, VICE PRESIDENT-
                              FINANCE, TREASURER and SECRETARY
April 18, 1997


                    IMPORTANT FOR ALL SHAREHOLDERS

          It is important that your shares be represented at the Annual Meeting. To be sure your interests are represented, please sign and return promptly the enclosed proxy in the envelope provided.

                          MONROC, INC.
                        1730 Beck Street
                  Salt Lake City, Utah  84116

                        PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS

                          May 21, 1997

                          INTRODUCTION

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors for use at the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Monroc, Inc., a Delaware corporation (the "Company"). The Annual Meeting will be held at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah, on May 21, 1997 at 10:00 o'clock a.m. (local time). The Board of Directors has fixed the close of business on April 8, 1997 as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. This Proxy Statement and the accompanying form of proxy are being sent to shareholders on or about April 18, 1997.
          The Annual Meeting will be held for the following purposes:

          (1)  to elect eight directors;

          (2) to ratify the selection and appointment by the Company's Board of Directors of Deloitte & Touche LLP, independent certified public accountants, as auditors for the Company for the fiscal year ending December 31, 1997;

          (3) to consider and act upon a proposal to amend the Company's 1996 Stock Option Plan to increase the number of shares of Common Stock issuable thereunder; and

          (4) to consider and act upon a proposal to amend the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock issuable thereunder.

          (5) to transact such other business as may properly come before the Annual Meeting.

          The Company has been advised that BCCP I, L.P., a California limited partnership ("BCCP I"), the principal shareholder of the Company, intends to vote the 1,650,000 shares which it beneficially owns, representing approximately 37% of the outstanding Common Stock of the Company, FOR the proposals referred to in paragraphs (1), (2), 3) and (4) above. In addition, the Company has been advised that Colonial Commercial

Corp. ("Colonial") and Odyssey Partners, L.P. ("Odyssey") will vote all shares beneficially owned by them (378,071 shares for Colonial, representing 8.5% of the outstanding shares, and 219,766 shares for Odyssey, representing 4.9% of the outstanding shares) FOR the proposal referred to in paragraph (1) above pursuant to certain agreements with Building and Construction Capital Partners, L.P. ("BCCP"), the general partner of BCCP I. See "Voting Securities and Principal Shareholders." Where the shareholder specifies a choice as provided in the form of proxy with respect to any matter to be acted upon, the shares will be voted in accordance with the choice so specified. If the form of proxy is signed and returned with no instructions, it will be voted in accordance with the recommendation of the Board of Directors FOR each of the proposals referred to in paragraphs (1), (2),(3) and (4) above. A shareholder executing and returning a proxy has the power to revoke it before the date of the Annual Meeting by advising the Secretary of the Company in writing at 1730 Beck Street, Salt Lake City, Utah 84116, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

          The expenses of soliciting proxies will be borne by the Company. The solicitation will be made primarily by mail, and directors, officers and regular employees of the Company may solicit proxies by telephone, telegram or in person. Brokerage houses and other custodians, nominees and fiduciaries will be reimbursed for the expense of forwarding documents to beneficial owners for whom they hold shares of Common Stock of the Company.


              PROPOSAL 1 -- ELECTION OF DIRECTORS

Election of Eight Directors

          The Company's Bylaws currently provide for eight directors. At the Annual Meeting, eight directors are to be elected to serve until the next annual meeting or until their successors are elected and qualified. The persons named in the enclosed form of proxy have advised the Company that, unless contrary instructions are received, they intend to vote FOR the eight nominees listed below. All of the nominees are presently directors of the Company. James E. Dahl, Michael A. Kane, William T. Lightcap, Robert L. Miller and Jules Ross were elected as directors at the 1996 Annual Meeting of Shareholders. Ronald D. Davis, President and Chief Executive Officer of the Company, was elected as a director in July 1996 to fill the vacancy created by the resignation of the Company's former President and Chief Executive Officer, Robert A. Parry, in May 1996. Delbert H. Tanner was elected as a director in July 1996, and Marc T. Scholvinck was elected as a director in March 1997 to fill a vacancy resulting from the resignation of Alexander L. Dean, Jr. as a director, in February 1997. The Company has no reason to believe that any of the nominees will become unavailable to serve as directors for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board may recommend, or the Board may reduce the number of directors to eliminate the vacancy, or the Board may fill the vacancy at a later date after selecting an appropriate nominee.

Nominees for Election as Directors

          The following table and paragraphs set forth information regarding the eight nominees for election as directors:

          Name                     Served as Director Since
          -----                    ------------------------
          Ronald D. Davis                    1996
          James E. Dahl                      1995
          Michael A. Kane                    1995
          William T. Lightcap                1992
          Robert L. Miller                   1995
          Jules Ross                         1988
          Marc T. Scholvinck                 1997
          Delbert H. Tanner                  1996

          Ronald D. Davis, 52, has been a director, President and Chief Executive Officer of the Company since July 1996. From 1985 until July 1996 he held various positions at CalMat, Inc., a construction materials firm located in Bakersfield, California, his latest position being Regional Vice President.

          James E. Dahl, 61, has been a consultant to the construction and materials industry since 1992. From 1989 to 1992, he was Vice President and General Manager of the Northwest Division of Beazer West, Inc., a company located in the United Kingdom and engaged in the business of sand and gravel aggregates and ready-mixed concrete. From 1968 to 1989, Mr. Dahl held various management positions at Kaiser Sand and Gravel Company, his last position being that of President and General Manager before it was acquired by Beazer West, Inc.

          Michael A. Kane, 35, has been a Managing Director of Richard C. Blum & Associates, L.P. ("Blum & Associates") since 1994. From 1992 to 1994, Mr. Kane was a Vice President of General Electric Capital Corporation, with nationwide responsibility for transactions in the cement and aggregates business, and from 1987 to 1992 he held various other positions with that corporation. Blum & Associates is a money management firm with its headquarters located in San Francisco, California and it is the general partner of Building and Construction Capital Partners, L.P. ("BCCP"), a limited partnership which makes investments in the building and construction industries. BCCP is the general partner of BCCP I, L.P. ("BCCP I"), the principal shareholder of the Company.

          William T. Lightcap, 59, has been a director of the Company since 1992. He has been a management consultant since 1995. From 1993 to 1995, he was executive director of Hart, King & Coldren, a law firm located in Santa Ana, California. From April 1992 to January 1993 he was self-employed and from 1990 to March 1992 he was a Vice President and General Manager of Beazer West, Inc., a company located in the United Kingdom and engaged in the business of sand and gravel aggregates and ready-mix concrete.

          Robert L. Miller, 55, became a limited partner of BCCP in 1994.
A family trust controlled by Mr. Miller is a limited partner of BCCP I, the principal shareholder of the Company. From 1991 until 1994, Mr. Miller was a private investor, investing during that period in, among other projects, a residential development and a fast food franchise. In 1980, Mr. Miller co-founded West Venture Development Company, a developer of land, single family housing and shopping centers in Southern California, and was responsible for the operations of that company until it was sold in 1991.

          Jules Ross, 64, has been a Vice President and director of Thackeray Corporation (NYSE), a real estate investment corporation located in New York City, New York, since 1988. He also has been a Managing Director of The RDR Group, a private investment company located in Pomona, New York, since 1996. He has been a principal of Odyssey Partners, L.P., an investment partnership located in New York City, New York, since 1987. He was President and CEO of CER Corporation, an engineering consulting firm located in Las Vegas, Nevada, from 1991 to 1993.

          Marc T. Scholvinck, 40, has been a Managing Director at Blum & Associates since 1996, and was Vice President and Controller of Blum & Associates from 1991 to 1996, except for a ten-month period in 1993 when he was a self-employed financial consultant and Financial Director of Leopard Rock Hotel Company in Zimbabwe. Prior to joining Blum & Associates in 1991, Mr. Scholvinck worked for Deloitte & Touche LLP in San Francisco, California, San Jose, California, and Cape Town, South Africa.

          Delbert H. Tanner, 45, has been the Chief Executive Officer of Channel Partners, an outsource marketing firm located in Gilbert, Arizona, since 1996. From 1993 to 1995 he was Executive Vice President of CalMat, Inc., a construction materials firm located in Bakersfield, California, and from 1987 to 1993 he was Regional Vice President of APAC, a construction firm located in Atlanta, Georgia.

Meetings of the Board

          During 1996, the Board of Directors met six times. During 1996, each director attended 75% or more of the combined total meetings of the Board of Directors and the Board committees on which he served.

          The Board of Directors has a standing Audit Committee which presently consists of William T. Lightcap and Jules Ross. The purpose of the Audit Committee is to review the annual financial statements of the Company and to make itself available to the independent auditors of the Company. The Audit Committee met one time in 1996. The Board of Directors has a Compensation Committee which presently consists of Robert L. Miller, James E. Dahl and William T. Lightcap. The Compensation Committee held one meeting in 1996. The Compensation Committee evaluates the performance and recommends compensation of executive officers of the Company. The Board of Directors does not have a Nominating Committee.

Section 16 Reports

          Section 16(a) of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), requires directors, executive officers and 10% shareholders of the Company to file reports of changes in beneficial ownership with the Company and the Securities and Exchange Commission.
Based solely on written representations from the Company's directors and executive officers and a review of the copies of beneficial ownership reports furnished to the Company, the Company believes that all of the directors, executive officers and 10% shareholders of the Company complied with such reporting requirements during the last fiscal year, except that (i) a Form 4 report was filed late by each of L. William Rands, Vice President-Finance, Secretary and Treasurer, and Robert A. Parry, former President and Chief Executive Officer of the Company, to report the allocation of shares of Common Stock held by the ESOP to their respective personal accounts in May 1996 and (ii) a Form 3 report was filed late by each of Alexander L.
Dean, Jr. and Delbert H. Tanner to report their election to the Board of Directors on March 18, 1996 and July 22, 1996, respectively.

Voting Securities and Principal Shareholders

          On the Record Date there were 4,467,000 outstanding shares of Common Stock of the Company.

          The following table sets forth certain information as of the Record Date with respect to the beneficial ownership of shares (other than directors' qualifying shares) by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock, (ii) directors and nominees, (iii) the executive officers named in the Summary Compensation Table under "Executive Compensation" below, and (iv) directors and executive officers as a group. Unless otherwise indicated, the address of all parties is c/o Monroc, Inc., 1730 Beck Street, Salt Lake City, Utah 84116.

                                      Amount and Nature
                                        of Beneficial       Percent of
Name and Address                         Ownership(1)         Class
--------------------------            -----------------     ----------

BCCP I, L.P.
909 Montgomery Street,
Suite 400
San Francisco, CA  94133                  4,095,307(2)          73%

Colonial Commercial Corp.
3601 Hemstead Turnpike
Suite 121-1
Levittown, NY 11756                         378,071              8%

Monroc, Inc. Employee Stock
Ownership Plan                            1,240,872(3)          28%

James E. Dahl                                 5,000(4)           *

Ronald D. Davis                              40,000(5)           *

Michael A. Kane                           4,095,307(6)          73%

William T. Lightcap                          15,000(7)           *

Robert L. Miller                          4,095,307(6)          73%

Robert A. Parry                              54,628(8)           1%

Jules Ross                                  241,332(9)         4.9%

Marc T. Scholvinck                        4,095,307(6)          73%

Delbert H. Tanner                            5,1001(0)           *

All directors and executive
officers as a group (9
persons)                                  4,454,367             74%

* Less than 1%
______________________

(1) Except as indicated below, each of the beneficial owners listed in the above table has, to the knowledge of the Company, sole voting and investment power with respect to the indicated shares of Common Stock.

(2) Includes 1,650,000 shares held beneficially and of record and 1,500,000 shares subject to an unexercised warrant that entitles BCCP I to purchase up to 1,500,000 shares of Common Stock for $6.25 per share at any time prior to December 28, 2000. Also includes 378,071 shares held by Colonial Commercial Corp. ("Colonial") and 219,766 shares held by Odyssey Partners, L.P. ("Odyssey") that are subject to certain agreements pursuant to which Colonial and Odyssey have agreed to vote their shares in favor of BCCP's nominees for directors until the end of the year 2000. Also includes 347,470 unallocated shares owned by the ESOP (as defined below). Pursuant to the Stock Purchase Agreement described under "Certain Relationships and Related Transactions," unallocated shares owned by the ESOP are voted by management in accordance with the determination of the Board of Directors of the Company. A majority of the Board of Directors of the Company has been nominated by BCCP. BCCP is the general partner of BCCP I, L.P.

(3) ESOP participants vote the shares allocated to their individual accounts on matters submitted to a vote of stockholders. Pursuant to the Stock Purchase Agreement, the 347,470 unallocated shares owned by the ESOP are to be voted in accordance with the determination of the Board of Directors of the Company.

(4) Includes options to purchase 5,000 shares granted to Mr. Dahl under the Company's 1994 Stock Option Plan which are exercisable within 60 days.

(5) Includes options to purchase 40,000 shares granted to Mr. Davis under the Company's 1996 Stock Option Plan which are exercisable within 60 days.

(6) Includes 4,095,307 shares beneficially owned by BCCP I. Messrs. Kane and Scholvinck are Managing Directors of Blum & Associates, the general partner of BCCP. BCCP is the general partner of BCCP I. Mr. Miller is a limited partner of BCCP, and a family trust controlled by Mr. Miller is a limited partner of BCCP I.

(7) Includes 10,000 shares owned directly by Mr. Lightcap and 5,000 shares granted to him under the Company's 1994 Stock Option Plan which are exercisable within 60 days.

(8) Includes 6,000 shares owned directly by Mr. Parry, 29,828 shares owned by the ESOP that are allocated to Mr. Parry's personal account, and 18,800 shares granted to him under the Company's 1994 Stock Option Plan which are exercisable within 60 days.

(9) Includes 219,766 shares owned of record by Odyssey, 11,566 shares owned directly by Mr. Ross, and 10,000 shares granted to Mr. Ross under the Company's 1994 Stock Option Plan which are exercisable within 60 days. Mr. Ross, who is a principal of Odyssey, disclaims beneficial ownership in the shares owned by Odyssey.

(10)Includes 100 shares beneficially owned by Mr. Tanner and options to purchase 5,000 shares granted to him under the Company's 1994 Stock Option Plan which are exercisable within 60 days.

                          EXECUTIVE COMPENSATION

Report of the Compensation Committee

       The Board of Directors of the Company has a Compensation Committee which presently consists of Robert L. Miller, James E. Dahl and William T. Lightcap. The Compensation Committee is responsible for making recommendations to the full Board of Directors regarding compensation to be paid to executive officers of the Company. The following is the report of Messers. Miller, Dahl and Lightcap on the Compensation Committee's decisions concerning compensation of executive officers during 1996.

       The Company's compensation for executive officers consists of (i) base salary, (ii) annual bonus compensation, (iii) long-term incentives in the form of stock options granted pursuant to the Company's 1994 Stock Option Plan and its 1996 Stock Option Plan, (iv) long-term incentives in the form of contributions by the Company to the ESOP and (v) retirement benefits. Other elements of compensation include medical and life insurance benefits available to employees generally. Executive officers also receive supplemental life insurance benefits which are in addition to the life insurance benefits received by all employees.

       Salary and bonus payments are mainly designed to reward current and past performance. Stock options and contributions to the ESOP are designed to provide incentive for future performance. Deferred compensation and retirement benefits generally are designed to reward prior service.

       The base salaries paid to Ronald D. Davis, President and Chief Executive Officer, and to Robert A. Parry, the former Chairman, President and Chief Executive Officer of the Company, were determined by the provisions of their Employment Agreements, which are described below under "Employment Agreements with Executive Officers." Robert A. Miller was not compensated for his interim service as Chief Executive Officer of the Company, from May 31, 1996 to July 1, 1996. In determining the amount of bonus to be paid to the Company's Chief Executive Officer and the salary, bonus and other compensation to be paid to the other executive officers of the Company, the Compensation Committee considered a number of factors relating to corporate performance, including: whether the Company had been successful in meeting management's earnings projections; whether the Company had met its goals for expanding its business operations; and whether management had met its goals for strengthening the Company's management team. The Committee also considered whether the compensation paid to executive officers was sufficient to attract and retain qualified executive officers. The performance of the Company's Common Stock was not a significant factor in setting compensation for executive officers.


                     COMPENSATION COMMITTEE

                     Robert L. Miller, Chair
                     James E. Dahl
                     William T. Lightcap

Compensation Committee Interlocks and Insider Participation

       The Board of Directors' Compensation Committee is comprised of Robert L. Miller, James E. Dahl and William T. Lightcap. Mr. Miller is a limited partner of BCCP, the general partner of BCCP I, and a family trust controlled by Mr. Miller is a limited partner of BCCP I. BCCP I is the principal shareholder of the Company.

Compensation Summary

       The following table sets forth information concerning the cash and non-cash compensation, paid or to be paid by the Company for the three years ended December 31, 1996 to Ronald D. Davis, who commenced his employment as President and Chief Executive Officer of the Company on July 1, 1997, Robert A. Parry, who resigned as a director, Chairman, President and Chief Executive Officer of the Company on May 31, 1996, and Robert L. Miller, who served as President and Chief Executive Officer from May 31, 1996 until July 1, 1996, when Mr. Davis was employed as President and Chief Executive Officer of the Company. No other person who was serving as an executive officer of the Company on December 31, 1996 received total annual salary and bonus in excess of $100,000 during these periods.

                         SUMMARY COMPENSATION TABLE

                                                          Long Term
                                                          Compensa-
                        Annual Compensation              tion Awards

(a)                  (b)       (c)       (d)     (e)          (g)       (i)
Name                                            Other                   All
and                                            Annual     Securities   Other
Principal                    Salary    Bonus   Compen-    Underlying   Compen-
Position             Year      ($)       ($)    sation      Options    sation
                                               ($) (1)    SARs(#) (2)  ($) (3)
------------------------------------------------------------------------------
Ronald D.            1996     75,000   50,000               200,000    4,100
Davis,               1995       --       --                             --
President            1994       --       --                      0      --
and Chief Executive
Officer

Robert A.            1996(4) 150,000        0                  --     88,700
Parry, former        1995    150,000   30,000                  --    107,148
Chairman             1994    150,000        0                18,800   93,863
President and
Chief Executive
Officer

Robert L.            1996(5)    --
Miller,              1995       --
President and        1994       --
Chief Executive
Executive
Officer

________________________

(1) Column (e) of the above table does not include the value of certain benefits (valued on the basis of the aggregate incremental cost to the Company) provided by the Company to Mr. Davis, including the use of an automobile and other personal benefits, the total value of which does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus of such officers.

(2) Column (g) includes options granted to Mr. Davis under the Company's 1996 Stock Option Plan and to Mr. Parry under the Company's 1994 Stock Option Plan.

(3) With respect to Mr. Davis, Column (i) includes life insurance premiums paid by the Company in the amount of $4,100.

(4) Mr. Parry retired as a Director, Chairman, President and Chief Executive Officer of the Company on May 22, 1996. With respect to Mr. Parry, Column (i) includes the value of shares of Common Stock contributed by the Company to Mr. Parry's account in the ESOP, as determined at the time of such contributions. For 1996, 1995 and 1994, such contributions were valued at $9,232, $8,608 and $12,765, respectively. Column (i) also includes payments pursuant to a deferred compensation agreement between the Company and Mr. Parry in the amounts of $68,521, $92,441 and $77,291 for 1996, 1995 and 1994,
    respectively. The deferred compensation agreement with Mr. Parry provides for quarterly contributions by the Company to Mr. Parry's deferred compensation account from July 1, 1983 to May 31, 1996. The deferred compensation agreement also provides for quarterly payments of interest by the Company on amounts credited to Mr. Parry's deferred compensation account at the rate of 1% below the prime rate. As of December 31, 1996, the balance of Mr. Parry's deferred compensation account was $695,231. Column (i) also includes life insurance premiums paid by the Company in the amounts of $10,947, $6,099 and $3,807 for 1996, 1995 and 1994, respectively.

(5) Mr. Miller did not receive any compensation from the Company for his services as President and Chief Executive Officer from May 31 through July 1, 1996. The Company pays BCCP a consulting fee of $200,000 per year, and Mr. Miller receives compensation from BCCP for services he performs on its behalf. See "Certain Relationships and Related Transactions--Stock Purchase Agreement, BCCP I Partnership Agreement."


                OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                      Potential Realizable
                                                      Value at Assumed
                                                      Annual Rates of Stock
                                                      Price Appreciation
                Individual Grants                     for Option Term


   (a)         (b)        (c)       (d)     (e)      (f)       (g)
                          % of
                          Total
                          Options/
                          SARs
             Number of    Granted
             Securities   to         Exercise
             Underlying   Employees  or Base   Expir-
             Options/SARs in Fiscal  Price     ation
   Name      Granted (#)  Year       ($/Sh)    Date     5%($)     10%($)
---------------------------------------------------------------------------

Ronald D.
Davis          40,000      20%       $5.125    2001    $56,638   $125,155
               40,000      20%       $5.75     2001    $31,638   $100,155
               40,000      20%       $6.60     2001    $     -   $ 66,155
               40,000      20%       $7.60     2001    $     -   $ 26,155
               40,000      20%       $8.75     2001    $     -   $      -
                         -----                         -------   --------
                          100%                         $88,275   $317,618
                                                       =======   ========
__________________

                              STOCK OPTION TABLE
               Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values


                                     Number of
                                     Securities
                                     Underlying           Value of Unexercised
                                     Unexercised Options  In-the-Money Options
                                     at FY-End                  at FY-End*
                                       (#)                          ($)
                                    --------------------  --------------------
                    Shares
                    Acquire  Value
                    on Exer-  Realized Exer-      Unexer-    Exer-     Unexer-
      Name          cise(#)    ($)     cisable    cisable    cisabl    cisable
------------------------------------------------------------------------------
Ronald D. Davis        --       --     40,000     160,000    $50,000   $25,000
Robert A. Parry        --       --     18,800         0      $25,850       0
Robert L. Miller       --       --        0           0          0         0

    *Based on December 31, 1996 closing price of $6.375 per share.

    All of the options reflected in the above table were granted pursuant to either the Company's 1994 Stock Option Plan or its 1996 Stock Option Plan. All of the options held by Mr. Parry are fully vested. Of the 200,000 options granted to Mr. Davis, 40,000 are fully vested. The 1994 Stock Option Plan currently authorizes options covering 200,000 shares of Common Stock and the 1996 Stock Option Plan currently authorizes options covering 300,000 shares of Common Stock. As of the Record Date, options covering an aggregate of 174,300 shares of Common Stock had been granted under the 1994 Stock Option Plan and options covering an aggregate of 260,000 shares of Common Stock had been granted under the 1996 Stock Option Plan. The average exercise price of the outstanding options is $5.00. The expiration date of such options range from 1999 to 2001.

Pension Plan

    The Company provides certain retirement benefits to its employees pursuant to an Employee Pension Plan and Trust Agreement, as amended and restated (the "Pension Plan"). Employees are eligible to participate in the Pension Plan after they have completed one year of service with the Company.

    Pursuant to the Pension Plan, the Company contributes a specified percentage of each participating employee's compensation to the Pension Plan in each year. For 1996, the specified percentage was 7%, subject to certain limitations and exceptions. The Company's contributions are allocated to the account of each participating employee, subject to a maximum permissible amount. Employees may also make voluntary contributions to the Pension Plan, subject to certain limitations. The net income, gain or loss resulting from the increase or decrease in the fair market value of the Pension Plan's assets is allocated to participants' accounts each year.

    Upon retirement, an employee may elect distribution of his or her accrued benefit in the form of a lump sum payment, various forms of annuities or installment payments. Accordingly, the annual benefits payable to an employee under the Pension Plan would depend upon the form of payment elected. Assuming Mr. Davis and Mr. Parry each elected to receive distribution in the form of installment payments over 20 years, and assuming a yield of 10% with no salary increases, the estimated annual payments payable to Mr. Davis and Mr. Parry upon retirement at the normal retirement age (65) would be approximately $30,000 and $30,120, respectively. Mr. Miller is not an employee and he does not participate in the Pension Plan.

Compensation of Directors

    Each non-employee director receives $1,000 per Board meeting attended, plus expenses, and $500 for each standing Board Committee meeting which he attends (Audit Committee, Compensation Committee, and Strategic Planning Committee). During 1996 the Company paid James E. Dahl and William T. Lightcap fees for consulting services they rendered to the Company. The Company also has entered into a consulting agreement with BCCP pursuant to which the Company pays BCCP $200,000 per year. Michael A. Kane and Marc T. Scholvinck are Managing Directors of Blum & Associates, the general partner of BCCP, and Robert L. Miller is a limited partner of BCCP. BCCP is the general partner of BCCP I, the principal shareholder of the Company, and a family trust controlled by Mr. Miller is a limited partner of BCCP I. See "Certain Relationships and Related Transactions - Stock Purchase Agreement" below. The Company has also granted stock options to certain directors pursuant to its 1994 Stock Option Plan and its 1996 Stock Option Plan. See "Voting Securities and Principal Shareholders" above and "Certain Relationships and Related Transactions" below.

Employment Agreements with Executive Officers

    On June 2, 1996, the Company entered into an Employment Agreement with Ronald D. Davis pursuant to which Mr. Davis is to be employed as President and Chief Executive Officer of the Company until June 2, 1999. Mr. Davis' Employment Agreement provides that he is to receive a base salary of $150,000 per annum, which may be increased at the discretion of the Board of Directors, and an annual incentive bonus in such amount as may be determined by the Board of Directors. Pursuant to his Employment Agreement, in 1996 the Company paid Mr. Davis a signing bonus of $50,000, and reimbursed him for his moving and temporary housing expenses. The Company also granted Mr. Davis options under the Company's 1996 Stock Option Plan to purchase 200,000 shares of Common Stock at prices ranging from $5.125 to $8.75 per share. The options vest over a period of four years ending July 1, 2000.

     On May 22, 1996, Robert A. Parry resigned as Chairman, President and Chief Executive Officer of the Company. Pursuant to an Employment Agreement between the Company and Mr. Parry, Mr. Parry will receive $150,000 per annum until July 1998 and deferred compensation payments until December 31, 2015.

    On July 25, 1995, the Company entered into an Employment Agreement with
L. William Rands, Vice President-Finance, Secretary and Treasurer, pursuant to which Mr. Rands is to be employed as an executive officer of the Company until July 31, 1998. Mr. Rands' Employment Agreement provides that he is to receive annual compensation in such amount as shall be determined by the Board of Directors, but not less than the amount he received at the date of the agreement.

Corporate Performance

    The following graph compares the performance (total return on investment as measured by the change in the year-end stock price plus reinvested dividends) of $100 invested in the Common Stock of the Company with that of $100 invested in the CRSP Total Return Index for the NASDAQ Stock Market and $100 invested in the Company's peer group, since the date of the Company's initial public offering on May 5, 1994. The Company's Peer Group consists of eleven companies which are listed by Pit and Quarry magazine as publicly traded companies with significant aggregates operations. Most of these companies differ from the Company in that they also have significant cement operations. However, the Company believes that in general the market for cement is broadly similar to the market for the Company's products. The companies selected for comparison are CalMat Co., Centex Construction Products, Inc., Dravo Corp., Florida Rock Industries, Inc., LaFarge Corp., Lone Star Industries, Inc., Medusa Corp., Southdown, Inc., Texas Industries, Inc., United States Lime & Mineral, Inc. and Vulcan Materials Corp.

                           Base          Indexed returns
                          Period           Years ending
                         5 May 94    Dec94    Dec95    Dec96
-------------------------------------------------------------
MONROC, INC.             100         70.00   107.50   127.50

CSRP NASDAQ INDEX        100        103.38   146.09   179.82

PEER GROUP               100         93.87   110.21   127.14


         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stock Purchase Agreement

       BCCP I acquired control of the Company on December 28, 1995 pursuant to the closing of the Stock Purchase Agreement, dated as of July 26, 1995 (the "Stock Purchase Agreement"), by and between the Company and BCCP. Prior to the closing of the Stock Purchase Agreement, BCCP assigned to its affiliate, BCCP I, all of its rights under the Stock Purchase Agreement (other than its right to designate directors and rights under a consulting agreement, between the Company and BCCP, as described below).

       BCCP I is a California limited partnership which was formed to invest in the Company's securities, and the sole general partner of BCCP I is BCCP, a California limited partnership organized for the purpose of making equity investments in enterprises involved in the building and construction industries. The general partner of BCCP is Richard C. Blum & Associates, L.P. ("Blum & Associates"), a money management firm located in San Francisco, California. The sole general partner of Blum & Associates is RCBA, Inc., a California corporation controlled by Mr. Richard C. Blum. Robert L. Miller, a director of the Company, is a limited partner of BCCP, and a family trust controlled by Mr. Miller is a limited partner of BCCP I.

       Pursuant to the Stock Purchase Agreement, BCCP I purchased 1,650,000 shares of Common Stock of the Company for $9,075,000 or $5.50 per share.
In addition, the Company issued a warrant to BCCP I entitling BCCP I to purchase up to an additional 1,500,000 shares of Common Stock of the

Company for $6.25 per share at any time prior to December 28, 2000. The Company received net proceeds of $8,776,245 from the sale of such shares and warrant. As a result of its purchase of 1,650,000 shares of Common Stock, BCCP I owns 37% of the outstanding Common Stock of the Company and if BCCP I exercises its warrant to purchase 1,500,000 additional shares, BCCP I would own approximately 53% of the outstanding Common Stock of the Company.

       Pursuant to the closing of the Stock Purchase Agreement, BCCP appointed a majority of the Company's Board of Directors. Also, two principal stockholders of the Company, Colonial and Odyssey, agreed that for five years they would vote their shares of Common Stock (378,071 shares for Colonial, representing 8.5% of the outstanding shares, and 219,766 shares for Odyssey, representing 4.9% of the outstanding shares) in favor of BCCP's nominees for directors. The Stock Purchase Agreement further provides that all unallocated shares held by the Company's Employee Stock Ownership Plan (the "ESOP") are to be voted as determined by the Board of Directors. As of December 31, 1996, there were 347,470 unallocated shares held by the ESOP, representing 7.8% of the outstanding Common Stock of the Company. So long as BCCP I owns at least 25% of the Company's outstanding Common Stock, BCCP I also has the preemptive right, in respect of each issuance of shares by the Company, to purchase from the Company up to that number of shares of Common Stock which is necessary for BCCP to maintain its then percentage ownership interest in the Company.

       Pursuant to the Stock Purchase Agreement, the Company entered into consulting agreements with Colonial and BCCP. The consulting agreement between the Company and Colonial provides that Colonial may designate an observer to attend the Company's Board meetings and that Colonial will provide advice to the Company with respect to business and financial matters for not less than one day per month. Bernard Korn has been designated by Colonial as an observer to attend the Company's Board meetings. As compensation for these services, the Company agreed to pay Colonial a fee of $1,250 per month. In 1996 the Company paid Colonial aggregate fees of $14,000. The consulting agreement between the Company and BCCP provides that, so long as BCCP's nominees constitute a majority of the Board of Directors, BCCP will offer consultation and advice with respect to the Company's business, including strategic acquisitions, financings and business strategy. As compensation for these services, the Company agreed to pay BCCP $200,000 per year and to reimburse BCCP for its out of pocket expenses. In 1996, the Company paid BCCP $200,000 for such services and reimbursed BCCP for $20,582 in expenses.

    As described above, BCCP is the general partner of BCCP I and the Miller Family Trust, which is controlled by Robert L. Miller, Chairman of the Board of Directors of the Company, is a limited partner of BCCP I. The BCCP I partnership agreement provides, among other things, that Mr. Miller is entitled to receive a percentage of the profits that may be realized by

BCCP I upon the sale of its equity interest in the Company. Mr. Miller receives compensation from BCCP for services he performs on its behalf. The Company pays BCCP a consulting fee of $200,000 per year.

Promissory Notes to Shareholders

    The Company has issued to Wel-Com Financial Services, Inc. ("Wel-Com") a promissory note in the principal amount of $718,750. The terms of this note require the Company to pay $120,000 per year, together with interest at the prime rate, through the year 2001. As at December 31, 1997, the outstanding balance of this note was $418,750. Wel-Com is a wholly-owned subsidiary of Colonial, which owns 378,071 shares or approximately 8.5% of the outstanding Common Stock of the Company. The President of Colonial, Bernard Korn, was formerly a director of the Company, and pursuant to an agreement between the Company and Colonial, he has been designated as an observer to attend meetings of the Board of Directors of the Company. See "Stock Purchase Agreement" above.

    The Company has issued a promissory note to a group of seven investors, in the principal amount of $718,750. The terms of this note require the Company to pay $120,000 per year, together with interest at the prime rate, through the year 2001. As at December 31, 1997, the outstanding balance of this note was $418,750. Odyssey, which owns 219,766 shares or approximately 4.9% of the outstanding shares of the Company's Common Stock, has the right to receive 61.183% of the amounts payable under this note. Jules Ross, a director of the Company, is a principal of Odyssey.

Indebtedness of Management

    On October 18, 1996, the Company loaned $140,000 to Ronald D. Davis, President and Chief Executive Officer of the Company in connection with his purchase of a residence. This loan is secured by a deed of trust on Mr. Davis' residence and bears interest at the rate of 7% per annum. Interest, only, is payable until October 23, 1997, when the entire principal balance will be due.

Employment Agreements

    The Company has entered into employment agreements with certain of its executive officers. See "Executive Compensation - Employment Agreements" above.


           PROPOSAL 2 -- RATIFICATION OF SELECTION OF
                      INDEPENDENT AUDITORS

     The Board of Directors recommends that the shareholders ratify the selection of Deloitte & Touche LLP, certified public accountants, as independent auditors to audit the accounts of the Company for the year ending December 31, 1997. Acting on the recommendation of the Board of Directors' Audit Committee, on April 9, 1997 the Board of Directors dismissed Grant Thornton LLP as independent auditors for the Company and approved the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ended December 31, 1997. The firm of Grant Thornton LLP served as the Company's independent auditors for the year ended December 31, 1996.

     The accountants' reports which Grant Thornton LLP issued with respect to the Company's financial statements for the years ended December 31, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim periods preceding the dismissal of Grant Thornton LLP, the Company did not have any disagreement with Grant Thornton LLP on any matter of accounting principle or practice, financial statement, disclosure or auditing scope or procedure. No consultation occurred between the Company and Deloitte & Touche LLP during the two fiscal years and the subsequent interim periods, prior to the appointment of Deloitte & Touche LLP, regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion, or other information considered by the Company in rendering a decision as to an accounting, auditing or financial issue. Representatives of Grant Thornton LLP are not expected to be present at the Annual Meeting.

                  PROPOSAL 3 -- AMENDMENT TO THE COMPANY'S
                     1996 STOCK OPTION PLAN TO INCREASE
                    NUMBER OF SHARES ISSUABLE THEREUNDER

Introduction

    The Board of Directors is seeking shareholder approval of an amendment to the Company's 1996 Stock Option Plan that would increase the number of shares of Common Stock issuable upon the exercise of stock options ("Options") granted under the 1996 Stock Option Plan from 300,000 shares to 600,000 shares, subject to adjustment to reflect possible future stock splits, stock dividends, combinations or exchanges, or similar transactions.

    In 1996, the Company's shareholders approved the Company's 1996 Stock Option Plan, which authorizes the grant of options covering 300,000 shares of Common Stock. Options covering 260,000 shares of Common Stock have been granted under the 1996 Stock Option Plan, none of which have been exercised, leaving only 40,000 shares available for future grants under the 1996 Stock Option Plan. The Board of Directors believes that the proposed amendment to the 1996 Stock Option Plan to increase the number of shares of Common Stock issuable thereunder is necessary in order for the Company to attract and retain key employees.

    Of the options covering 260,000 shares of Common Stock which have been granted under the 1996 Stock Option Plan, 200,000 were granted to Ronald D. Davis, President and Chief Executive Officer of the Company, and 60,000 have been granted to Arthur Graviss, Manager of the Company's Utah Division.

Background and Description

    The 1996 Stock Option Plan is intended to afford certain key employees of the Company or any subsidiary or parent corporation thereof, who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, thereby creating in such persons an increased interest in and a greater concern for the welfare of the Company. The Company, by means of the 1996 Stock Option Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

    The 1996 Stock Option Plan provides for the grant of stock options ("Options") and stock appreciation rights ("Rights"). Two types of Options may be granted pursuant to the 1996 Stock Option Plan: those intended to qualify as "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and those not intended to satisfy the requirements for Incentive Options ("Non-Qualified Options"). In addition, Rights may be granted alone or in conjunction with or in the alternative to Options. See the discussion regarding the 1996 Stock Option Plan under the heading "Federal Income Tax Consequences of 1996 Stock Option Plan and 1994 Stock Option Plan" which follows the discussion of "Proposal 4 -- Amendment To The Company's 1994 Stock Option Plan To Increase Number of Shares Issuable Thereunder."

    The following summary of the 1996 Stock Option Plan is not intended to be complete and is qualified in its entirety by reference to the 1996 Stock Option Plan, as proposed to be amended, a copy of which is attached as Annex "A" to this Proxy Statement.

    The 1996 Stock Option Plan, as amended, will provide for the granting of Options or Rights to purchase or acquire, in the aggregate, up to 600,000 shares of Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits and other contingencies) (the "Shares") during the ten year period from April 29, 1996 through April 29, 2006. The Shares with respect to which Options or Rights may be granted may be made available from either authorized and unissued shares or treasury shares. The 1997 amendment to the 1996 Stock Option Plan will become effective only upon the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting. Assuming such approval is received, the effective date of the amendment to the 1996 Stock Option Plan will be May 21, 1997. The market value of the 300,000 additional shares of Common Stock to be subject to the 1996 Stock Option Plan was $1,837,500, based on the March 31, 1997 closing price of the Company's Common Stock, as quoted by NASDAQ, National Market System.

Administration

    The 1996 Stock Option Plan requires the Board of Directors to designate an option committee to administer the 1996 Stock Option Plan, consisting of no fewer than two directors who are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act. The Board has designated the Compensation Committee (the "Committee"), comprised of Robert L. Miller, James E. Dahl and William T. Lightcap, to administer the 1996 Stock Option Plan. The Board of Directors may at any time remove members from and may fill any vacancy on the Committee.

    Any or all powers of the Committee may be exercised at any time and from time to time by the Board of Directors or an executive committee of the Board of Directors; provided, however, that all of the members of the Board of Directors or such executive committee, as the case may be, are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act. The Committee has the authority, in its discretion and subject to the express provisions of the 1996 Stock Option Plan, to determine, among other things, the persons to receive Options or Rights, the date of grant of such Options or Rights, the number of Shares to be subject to each Option or Right, the purchase price of each Share subject to such Options or Rights and the terms and provisions of the respective Options or Rights (which need not be identical). In determining the persons to whom Options or Rights are to be granted under the 1996 Stock Option Plan, the Committee will consider the employee's length of service, the amount of such employee's earnings and such employee's responsibilities and duties. The Company will receive no monetary consideration for the granting of Options or Rights under the 1996 Stock Option Plan.

Eligibility and Extent of Participation

    Options (either Incentive or Non-Qualified) and Rights may be granted only to salaried key employees of the Company or any subsidiary or parent corporation thereof now existing or hereafter formed or acquired. As described below, there are certain restrictions (in addition to those imposed upon employees generally), with respect to the exercise price and term of exercisability of an Incentive Option granted to any employee who, at the time such Incentive Option is granted, owns shares of the Company or any subsidiary or parent thereof possessing more than 10% of the total combined voting power of all classes of shares of the Company or any subsidiary or parent thereof.

Key Employees

    Purchase Price and Exercise of Options or Rights. The purchase price of Shares issuable upon exercise of each Option granted pursuant to the 1996 Stock Option Plan will be not less than 100% of the fair market value of such Shares on the date the Option is granted, as determined by the Committee in accordance with the 1996 Stock Option Plan. Payment for Shares purchased upon the exercise of an Option is to be made in cash or by check in the full amount of the purchase price of such Shares or, if the terms of such Option so provide and to the extent permitted by applicable law in whole or in part, by delivering to the Company Common Stock having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such Common Stock.

    Any Option granted under the 1996 Stock Option Plan may be exercised upon such terms and conditions as may be determined by the Committee.

    The term of each Option granted under the 1996 Stock Option Plan will be determined by the Committee, except that no Incentive Option may be exercisable more than ten years after the date on which it is granted. The Committee has the right to accelerate, in whole or in part, rights to exercise any Option granted under the 1996 Stock Option Plan.

    Except to the extent otherwise provided under the Code, to the extent that the aggregate fair market value of stock for which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company or any subsidiary or parent thereof) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Non-Qualified Options. For purposes of this limitation (i) the fair market value of stock is determined as of the time the Option is granted, (ii) the limitation will be applied by taking into account Options in the order in which they were granted, and (iii) Incentive Options granted before 1987 will not be taken into account.

    In addition to the foregoing provisions relating to the purchase price and exercise of Incentive Options under the 1996 Stock Option Plan, there are certain limitations upon the granting of an Incentive Option to any employee who, at the time such Incentive Option is granted, owns stock of the Company or any subsidiary or parent thereof which possesses more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent thereof. Incentive Options may not be granted to such employee unless the purchase price of Shares issuable upon exercise of each such Incentive Option is not less than 110% of the fair market value of such Shares on the date such Incentive Option is granted and such Incentive Option by its terms is not exercisable after the expiration of five years from the date such Incentive Option is granted.

    As a condition of the exercise of any Option or Right, an employee may be required to represent that he is acquiring the underlying Shares for investment purposes only and not with a view to the resale or distribution thereof and that any subsequent resale or distribution of such Shares will be made either pursuant to a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), or a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the employee will, prior to any offer for sale or actual sale of such Shares, obtain a prior favorable opinion of counsel in form and substance satisfactory to counsel for the Company as to the application of such exemption thereto. In addition, the Committee may require, as a condition of granting any Option or Right under the 1996 Stock Option Plan, that the employee enter into an agreement with the Company providing that
(i) the employee will not sell or otherwise dispose of Shares acquired pursuant to the exercise of an Option or Right, for a period of six months following the date of acquisition of such Option or Right and (ii) in the event of the termination of his or her employment other than as a result of dismissal without cause, he or she will not, for a period of time to be fixed and determined by the Committee at the time of the granting of the Option or Right, enter into any other employment, or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which he or she will be called upon to utilize special knowledge obtained in his or her employment with the Company or any subsidiary corporation or parent corporation thereof.

    Stock Appreciation Rights. In the discretion of the Committee, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or (iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

    The exercise price of a Right granted alone will be determined by the Committee but will not be less than one hundred percent (100%) of the fair market value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto will have the same exercise price as the related Option, will be transferable only upon the same terms and conditions as the related Option, and will be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, will be exercisable only when the fair market value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

    Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option may be exercised will be reduced by the number of Shares for which the Right has been exercised. The number of Shares for which a

Right is exercisable will be reduced upon any exercise of a related Option by the number of Shares for which such Option has been exercised.

    Any Right granted under the 1996 Stock Option Plan may be exercised upon such additional terms and conditions as may be determined by the Committee.

    The holder of a Right may elect to receive from the Company, upon a written request filed with the Secretary of the Company at its principal office (the "Request"), a number of Shares, an amount of cash or any combination of Shares and cash as specified in the Request (subject to the approval of the Committee) having an aggregate value equal to the product of (i) the excess of the fair market value on the date of the Request of one Share over the exercise price specified in such Right or its related Option, multiplied by (ii) the number of Shares for which such Right is being exercised. The Committee, in its discretion, may impose a maximum limitation on the amount of cash, the fair market value of Shares, or a combination thereof, which may be received by a holder upon exercise of a Right.

    The election by a holder of a Right to receive cash in full or partial settlement of a Right, and any exercise of such Right for cash, may be made only by a Request filed with the Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of a quarterly or annual summary statement of earnings and ending on the twelfth business day following such date.
Within 30 days of the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove in whole or in part such Request.

    If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Plan.

    A holder of a Right shall not receive cash in full or partial payment of such Right, if such Right shall have been exercised during the first six months of its respective term; provided, however, that such prohibition shall not apply if the holder of such Right is not subject to the reporting requirements of Section 16(a) of the Exchange Act.

    Termination of Options and Rights. Upon an employee's termination of employment, any Option or Right granted to such employee pursuant to the 1996 Stock Option Plan will, to the extent not theretofore exercised, terminate and become null and void; provided, however, that (a) if the employee dies (i) while in the employ of the Company (or any subsidiary or parent thereof), or (ii) within three months following the employee's termination of employment by reason of retirement or dismissal other than for cause (as defined in the 1996 Stock Option Plan), or (iii) within one year following the employee's termination of employment by reason of disability, such employee's legal representatives (or such other person who acquired the Option or Right by bequest or inheritance or by reason of the death of such employee) may, not later than one year from the date of his death, exercise the Option or Right in respect of any or all of the number of the Shares which the employee would have been entitled to purchase under the Option or Right at the date of death; and (b) if the termination of employment is due to such employee's retirement, disability or dismissal other than for cause, and such termination occurred while such employee was entitled to exercise an Option or Right granted under the 1996 Stock Option Plan, such employee or such employee's legal representative will have the right to exercise the Option or Right so granted in respect of any or all of the Shares which the employee would have been entitled to purchase under the Option or Right at the date of termination of employment, at any time up to and including (i) three months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one year after the date of termination of employment in the case of termination by reason of disability.

    If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option or Right granted to such employee pursuant to the 1996 Stock Option Plan will, unless otherwise specified by the Committee in the Option or Right, to the extent not theretofore exercised, terminate.

    In the event of the complete liquidation or dissolution of a subsidiary corporation, or if such corporation ceases to be a subsidiary corporation, any unexercised Options or Rights theretofore granted to any person employed by such subsidiary corporation will be deemed canceled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. If an Option or Right is to be canceled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding unexercised Options, and such holder will have the right to exercise such Options or Rights in full during the thirty day period following notice of such cancellation.

    In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right as specified therein.

General

    Amendment of the 1996 Stock Option Plan; Use of Proceeds; and Termination. The 1996 Stock Option Plan may be amended from time to time by the Board of Directors, provided that no amendment will be made, without the approval of the shareholders, that will (i) increase the total number of Shares reserved for Options and Rights under the 1996 Stock Option Plan (other than an increase resulting from an adjustment for changes in capitalization such as a stock dividend or stock split), (ii) reduce the exercise price of any Incentive Option granted below the price required by the 1996 Stock Option Plan, (iii) modify the provisions of the 1996 Stock Option Plan relating to eligibility or (iv) materially increase the benefits accruing to participants under the 1996 Stock Option Plan. The Committee is authorized to amend the 1996 Stock Option Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as incentive stock options within the meaning of Section 422 of the Code and the Treasury regulations promulgated thereunder. The rights and obligations under any Option or Right granted before amendment of the 1996 Stock Option Plan or any unexercised portion of such Option or Right will not be adversely affected by amendment of the 1996 Stock Option Plan, Option or Right without the consent of the holder of such Option or Right.

    It is intended that the cash proceeds to be received by the Company from the sale of Shares pursuant to the 1996 Stock Option Plan will be used by the Company for general corporate purposes.

    The Board of Directors may at any time suspend or terminate the 1996 Stock Option Plan, provided that rights and obligations under any Option or Right granted while the 1996 Stock Option Plan is in effect may not be altered or impaired by suspension or termination of the 1996 Stock Option Plan, except upon the consent of the person to whom the Option or Right was granted.

    Adjustment of Shares upon the Occurrence of Certain Events. In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, appropriate adjustments will be made by the Committee to each outstanding Option and Right under the 1996 Stock Option Plan and to the maximum number of Shares and price per Share subject to outstanding Options or Rights as shall be equitable to prevent dilution or enlargement of rights under such Options or Rights, and the determination of the Committee as to these matters will be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option and any related Right shall comply with the rules of Section 424(a) of the Code (or any successor provision), and
(ii) in no event shall any adjustment be made which would render any Incentive Option granted under the 1996 Stock Option Plan other than an "incentive stock option" for purposes of Section 422 of the Code.

    Change in Control. In the event of a "change in control" of the Company, as described in the 1996 Stock Option Plan, all then outstanding Options and Rights shall immediately become exercisable. The Committee, in its sole discretion, may determine that, upon the occurrence of a change in control, each Option or Right then outstanding will terminate within a specified number of days after notice to the holder, and such holder will receive, with respect to each Share subject to such Option or Right, cash (or property of the kind payable in the transaction, or a combination of both, as determined by the Committee) in an amount equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction over the exercise price per Share of such Option or Right. The provisions contained in the preceding sentence will be inapplicable to an Option or Right granted within six (6) months before the occurrence of a transaction described above if the holder of such Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act.

    Transfer of Option or Rights. Options or Rights granted under the 1996 Stock Option Plan are non-transferable, except by will or the laws of descent and distribution.

Regulation

    The 1996 Stock Option Plan is neither qualified under the provisions of
Section 401(a) of the Code, nor subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Federal Income Tax Consequences

    A discussion of federal income tax consequences relating to the 1996 Stock Option Plan is located under the heading entitled "Federal Income Tax Consequences of 1996 Stock Option Plan and 1994 Stock Option Plan" which follows the discussion of "Proposal 4 -- Amendment To The Company's 1994 Stock Option Plan To Increase Number of Shares Issuable Thereunder."

    The Board of Directors recommends that shareholders vote FOR approval of the proposal to amend the 1996 Stock Option Plan to increase the number of shares of Common Stock issuable thereunder.

                 PROPOSAL 4-AMENDMENT TO THE COMPANY'S
                  1994 STOCK OPTION PLAN TO INCREASE
                 NUMBER OF SHARES ISSUABLE THEREUNDER

Introduction

     The Board of Directors is seeking shareholder approval of an amendment to the Company's 1994 Stock Option Plan that would increase the number of shares of Common Stock ("Shares") issuable upon the exercise of stock options ("Options") granted under the 1994 Stock Option Plan from 200,000 Shares to 260,000 Shares, subject to adjustment to reflect possible future stock splits, stock dividends, combinations or exchanges, or similar transactions.

     In 1994, the Company's shareholders approved the Company's 1994 Stock Option Plan, which authorizes the grant of options covering 200,000 Shares. Options covering 174,300 Shares have been granted under the 1994 Stock Option Plan, none of which have been exercised, which leaves only 25,700 Shares available for future grants under the 1994 Stock Option Plan.

     Of the Options for 174,300 Shares, which have been granted under the 1994 Stock Option Plan, 46,000 were granted to Directors of the Company, 52,800 were granted to executive officers of the Company, and 75,500 were granted to employees who were not executive officers. Robert A. Parry, who until May 1996 was Chairman, President and Chief Executive Officer of the Company, has been granted Options covering 18,800 Shares, and L. William Rands, who presently is Vice President-Finance, Secretary and Treasurer, has been granted Options covering 17,000 Shares.

Background and Description

     The 1994 Stock Option Plan is intended to provide additional incentive to the officers, employees, and others who render services to the Company, who are responsible for the management and growth of the Company, or otherwise contribute to the conduct and direction of its business, operations and affairs. It is intended that Options granted under the 1994 Stock Option Plan will strengthen the desire of such persons to join and remain in the employ of the Company and to stimulate their effort on behalf of the Company.

     The 1994 Stock Option Plan provides for the grant of two types of
Options: those intended to qualify as incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and those not intended to satisfy the requirements for Incentive Options (which are referred to in the 1994 Stock Option Plan as "Non-Statutory Options", and which are referred to in the following discussion as "Nonqualified Options"). See the discussion regarding the 1994 Stock Option Plan under the heading "Federal Income Tax

Consequences of 1996 Stock Option Plan and 1994 Stock Option Plan" which follows the discussion of this Proposal 4.

     The following summary of the 1994 Stock Option Plan is not intended to be complete and is qualified in its entirety by reference to the 1994 Stock Option Plan, as proposed to be amended, a copy of which is attached as Annex "B" to this Proxy Statement.

     The 1994 Stock Option Plan, as amended, will provide for the granting of Options to purchase, in the aggregate, up to 260,000 Shares during the ten year period from January 31, 1994, through January 31, 2004. The Shares with respect to which Options may be granted may be made available from either authorized and unissued Shares or treasury Shares. The 1997 amendment to the 1994 Stock Option Plan will become effective only upon the affirmative vote of the holders of a majority of the outstanding Shares represented in person or by a proxy at the Annual Meeting. Assuming such approval is received, the effective date of the amendment to the 1994 Stock Option Plan will be May 21, 1997. The market value of the 60,000 additional Shares to be subject to the 1994 Stock Option Plan is $367,500 based on the March 31, 1997, closing price of the Company's Common Stock as quoted by the NASDAQ, National Market System.

Administration

     The 1994 Stock Option Plan may be administered by the Board of Directors or by a committee appointed by the Board of Directors. The Board has designated the Compensation Committee (the "Committee"), comprised of Robert L. Miller, James E. Dahl and William T. Lightcap, to administer the 1994 Stock Option Plan. The Board of Directors may at any time remove members from and may fill any vacancy on the Committee. Directors, including those that may be members of the Committee, are eligible to receive Options under the 1994 Stock Option Plan.

     Any or all powers of the Committee may be exercised at any time and from time to time by the Board of Directors. The Committee has the authority, in its discretion and subject to the express provisions of the 1994 Stock Option Plan, to determine, among other things, the persons to receive Options, the date of grant of such Options, the number of Shares to be subject to each Option, the purchase price of each Share subject to such Options and the terms and provisions of the respective Options (which need not be identical). The Committee may, in its sole discretion, and subject to such terms and conditions as it may adopt, accelerate the date or dates on which some or all outstanding Options may be exercised.

Eligibility and Extent of Participation

     Incentive Options may be granted to such employees (including officers and Directors who are employees) of the Company as the Committee shall determine. Nonqualified Options may be granted to such employees (including officers and Directors) of the Company, and to other persons who render services to the Company as the Committee shall select from time to time. As described below, there are certain restrictions (in addition to those imposed upon employees generally), with respect to the exercise price and term of exercisability of an Incentive Option granted to any employee who, at the time such Incentive Option is granted, owned shares of the Company or any subsidiary or parent thereof possessing more than 10 percent of the total combined voting power of all classes of shares of the Company or any subsidiary or parent thereof.

Purchase Price and Exercise of Options or Rights

     The purchase price of Shares issuable upon exercise of each Option granted pursuant to the 1994 Stock Option Plan may not be less than 100 percent of the fair market value of such Shares on the date the Option is granted. Payment for Shares purchased upon the exercise of an Option may be made in cash or by check in the full amount of the purchase price of such Shares or, if the terms of such Option so provide and to the extent permitted by applicable law in whole or in part, by delivering to the Company Common Stock having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such Common Stock (but only to the extent the Common Stock delivered was held by the Optionee for a period of time sufficient to prevent an exercise that would create a charge to the Company's earnings), or by delivering a full recourse interest bearing promissory note of the optionee secured by a pledge of the Shares received upon exercise of the Option.

     Any Option granted under the 1994 Stock Option Plan may be exercised upon such terms and conditions as may be determined by the Committee.

     The term of each Option granted under the 1994 Stock Option Plan will be determined by the Committee, except that no Incentive Option may be exercisable more than ten years after the date on which it is granted. The Committee has the right to accelerate, in whole or in part, rights to exercise any Option granted under the 1994 Stock Option Plan.

     In addition to the foregoing provisions relating to the purchase price and exercise of Incentive Options under the 1994 Stock Option Plan, there are certain limitations upon the granting of an Incentive Option to any employee who, at the time such Incentive Option is granted, owns stock of the Company or any subsidiary or parent thereof which possesses more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary of parent thereof. Incentive Options may not be granted to such employee unless the purchase price of the Shares issuable upon exercise of each such Incentive Option is not less than 110 percent of the fair market value of such Shares on the date such Incentive Option is granted and such Incentive Option by its terms is not exercisable after the expiration of five years from the date such Incentive Option is granted.

     As a condition to the exercise of an Option, an employee may be required to represent that he is acquiring the underlying Shares for investment purposes only and not with a view to the resale or distribution thereof and that any subsequent resale or distribution of such shares will be made either pursuant to a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), or a specified exemption from the registration requirements of the Securities Act.

Termination of Options

     The Committee shall determine for each Option the extent, if any, to which such Option shall be exercisable in the event of termination of the optionee's employment with or rendering of other services to the Company. However, any such Option which is an Incentive Option shall in all events lapse unless exercised by the optionee (i) prior to the 89th day after the date on which employment terminated, if termination was other than by reason of death; and (ii) within the 12 month period next succeeding the death of the optionee, if termination is by reason of death.

Amendment of 1994 Stock Option Plan; Use of Proceeds; and Termination

     The 1994 Stock Option Plan may be amended from time to time by the Board of Directors provided that no amendment will be made, without the approval of the shareholders, that will (i) increase the total number of Shares reserved for Options under the 1994 Stock Option Plan (other than an increase resulting from an adjustment for changes in capitalization such as a stock dividend or stock split), (ii) decrease the minimum option price provided in the 1994 Stock Option Plan, or (iii) change the class of persons eligible to receive Options. The Committee is authorized to amend the 1994 Stock Option Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as incentive stock options within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder.

     It is intended that the cash proceeds to be received by the Company from the sale of Shares pursuant to the 1994 Stock Option Plan will be used by the Company for general corporate purposes.

     The Board of Directors may at any time alter, suspend or terminate the 1994 Stock Option Plan, but no change will be made which will have a material adverse effect upon any Option previously granted, unless the consent of the Optionee is obtained.

Adjustment of Shares upon the Occurrence of Certain Events

     In the event of reorganization, recapitalization, liquidation, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or other like changes in capital structure of the Company, the Committee may change the number and kind of Shares available under the 1994 Stock Option Plan and any outstanding Option and the price of any Option and the fair market value determined under the 1994 Stock Option Plan in such manner as the Committee shall deem equitable in its sole discretion.

Regulation

     The 1994 Stock Option is neither qualified under the provisions of
Section 401(a) of the Code, nor subject to any of the provisions of ERISA.

Federal Income Tax Consequences

         A discussion of federal income tax consequences relating to the 1994 Stock Option Plan is located under the heading entitled "Federal Income Tax Consequences of 1996 Stock Option Plan and 1994 Stock Option Plan", below.


    The Board of Directors recommends that shareholders vote FOR approval of the proposal to amend the 1994 Stock Option plan to increase the number of shares of Common Stock issuable thereunder.


                     FEDERAL INCOME TAX CONSEQUENCES
         OF 1996 STOCK OPTION PLAN AND 1994 STOCK OPTION PLAN

Incentive Options

    Incentive Options under the 1996 Stock Option Plan and the 1994 Stock Option Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options." In order for an option to be treated as an Incentive Option for federal income tax purposes, it must meet the requirements of Section 422 of the Code when granted. In addition, it must meet the requirements of Code Section 422 at all times beginning from the grant of the option until its exercise.

    Under the Code, the grantee of an Incentive Option generally is not subject to regular income tax upon the receipt or exercise of the Incentive Option. However, an employee who exercises an Incentive Option by delivering Shares previously acquired pursuant to the exercise of an Incentive Option is treated as making a "disqualifying disposition" (described below) of such Shares if the employee delivers such Shares before the expiration of the holding period applicable to such Shares. The

"applicable holding period" is the longer of two years from the date of grant or one year from the date of transfer pursuant to the exercise of such Option. The effect of this provision is to prevent the pyramiding of Incentive Options (i.e., the exercise of one Incentive Option for one Share and the use of that Share to make successive exercises of additional Incentive Options) without the current imposition of regular income tax. Upon the exercise of an Incentive Option with previously acquired shares as to which no disqualifying disposition occurs, it would appear that the optionee would not recognize gain or loss with respect to such previously acquired shares.

    For purposes of computing any alternative minimum tax liability an employee who exercises an Incentive Option generally would be required to increase his or her "alternative minimum taxable income" by an amount equal to the excess of the fair market value of a Share at the time the Option is exercised over the exercise price and must compute his or her tax basis in the acquired Share as if such Share had been acquired through the exercise of a Non-Qualified Option (as described below). The alternative minimum tax, in general, is imposed upon the excess of (i) an individual's alternative minimum taxable income (i.e., regular taxable income with certain adjustments (including an increase in connection with the exercise of an Incentive Option) and including certain specified tax preference items) over (ii) an exemption amount of $33,750 ($45,000 for joint returns). The alternative minimum tax rate is a two-tiered schedule of 26% applicable to the first $175,000 ($87,500 if married but filing separately) of alternative minimum taxable income in excess of the exemption amount and 28% applicable to any additional amounts. The exemption amount will be reduced or eliminated if the individual's alternative minimum taxable income exceeds certain levels. An individual will be liable for the alternative minimum tax only to the extent that the amount of such tax exceeds the liability for regular federal income tax (reduced by certain credits). A foreign tax credit, with certain adjustments, may be applied against the alternative minimum tax. Furthermore, the amount of any minimum tax liability attributable to the exercise of an Incentive Option generally will be allowed as a credit offsetting regular tax liability in subsequent years.

    If, subsequent to the exercise of an Incentive Option (whether paid for in cash or in shares), the optionee holds the Shares received upon exercise for a period that exceeds the applicable holding period (as defined above), the difference (if any) between the amount realized for the sale of such Shares and their tax basis to the holder will be taxed as long-term capital gain or loss (provided that such shares were held by the optionee as a capital asset at the time). If the holder is subject to the alternative minimum tax in the year of disposition, his or her tax basis in the Shares will be determined, for alternative minimum tax purposes, as described in the preceding paragraph.

    In general, if, after exercising an Incentive Option, an employee disposes of the Shares so acquired before the end of the applicable holding period (i.e., makes a "disqualifying disposition"), the employee would be deemed in receipt of ordinary income in the year of the disqualifying disposition, in an amount equal to the excess of the fair market value of the Shares at the date the Incentive Option was exercised over the exercise price. If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the Shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale. If the amount realized upon disposition exceeds the fair market value of the Shares on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on whether the holding period for such Shares exceeded one year and provided that the employee held such Shares as a capital asset at such time. Under proposed regulations, special rules may apply in the case of a disqualifying disposition of Shares that were acquired upon the exercise of an Incentive Option by delivering previously acquired shares.

    A deduction will not be allowed to the employer corporation for federal income tax purposes with respect to the grant or exercise of an Incentive Option or the disposition, after the applicable holding period, of Shares acquired upon exercise of an Incentive Option. In the event of a disqualifying disposition, a federal income tax deduction will be allowed to the employer corporation in an amount equal to the ordinary income included in the federal income tax return of the optionee, provided that such amount constitutes an ordinary and necessary business expense to the employer corporation and is reasonable.

Non-Qualified Options and Stock Appreciation Rights

    Options granted under the 1994 Stock Option Plan or the 1996 Stock Option Plan that do not qualify as incentive stock options under Section 422(b) of the Code are Non-Qualified Options. For example, if the incentive options that become exerciseable in a year exceed $100,000 (taking into account grants after 1986 under all option plans of the Company) that portion of the options in excess of $100,000 will be Non-qualified Options. An individual who receives a Non-Qualified Option will not recognize any taxable income upon the grant of such Non-Qualified Option. In general, upon exercise of a Non-Qualified Option an individual will be treated as having received ordinary income in an amount equal to the excess of (i) the fair market value of the Shares at the time of exercise over (ii) the exercise price.

    An individual who receives a Right under the 1996 Stock Option Plan will not recognize any taxable income upon the grant of such Right. Generally, upon the receipt of cash or the transfer of Shares pursuant to the exercise of a Right, an individual will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the Shares received. However, the holder of a Right which pursuant to its terms (i) may be exercised without resulting in the cancellation of a related Option or reducing the number of Shares for which a related Option may be exercised and (ii) which is subject to a limitation on the amount of cash, the fair market value of Shares or a combination thereof that a holder may receive upon exercise, may be deemed for federal income tax purposes to have exercised such Right on the first date on which the aggregate value of cash and/or Shares which may be received by such holder upon the exercise of such Right equals or exceeds such limitation. The federal income tax consequences of such deemed exercise would be the same as in the case of an actual exercise of a Right. Holders of Rights under the 1996 Stock Option Plan should consult their tax advisers about the federal income tax consequences of a failure to actually exercise a Right on the date that it may be deemed exercised.

    Any optionee who is an officer of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company should consult with his or her tax advisor as to whether the time of income recognition is deferred for any period following the exercise of a Non-Qualified Option or Right (i.e., the "Deferral Period"). Absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the Shares pursuant to the exercise of the Option or Right to include in income, as of the transfer date, the excess (on such date) of the fair market value of such Shares over their exercise price, recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any.

    The ordinary income recognized with respect to the transfer of Shares or receipt of cash upon exercise of a Non-Qualified Option or a Right will be subject to both wage withholding and employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a Right for Shares or upon the exercise of a Non-Qualified Option, an individual may satisfy the liability in whole or in part by directing its employer corporation to withhold Shares from those that would otherwise be issuable to the individual or by tendering other shares of Common Stock owned by the individual. The withheld Shares and other tendered shares will be valued at their fair market value as of the date that the tax withholding obligation arises. Individuals who, by virtue of their positions with the Company, are subject to Section 16(b) of the Exchange Act may elect this method of satisfying the withholding obligation only during certain restricted periods.

    An individual's tax basis in the Shares received on exercise of a Non-Qualified Option for cash or a Right will be equal to the amount of any cash paid on exercise, plus the amount of ordinary income recognized by such individual as a result of the receipt of such Shares. The holding period for such Shares would begin just after the transfer of the Shares or, in the case of an officer, or beneficial owner of more than 10% of any class of equity securities of the Company who does not elect to be taxed as of the exercise date, just after the expiration of the Deferral Period, if any. A deduction for federal income tax purposes will be allowed to the employer corporation in an amount equal to the ordinary income included in the federal income tax return of the individual, provided that such amount constitutes an ordinary and necessary business expense and is reasonable.

    If an individual exercises a Non-Qualified Option by delivering other shares, the employee will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the Non-Qualified Option as if he or she had paid the exercise price in cash, and the employer corporation likewise generally will be entitled to an equivalent tax deduction. So long as the individual receives a separate identifiable stock certificate therefor, his or her tax basis in that number of Shares received on such exercise that is equal to the number of Shares surrendered on such exercise will be equal to his or her tax basis in the Shares surrendered and his or her holding period for such number of Shares received will include his or her holding period for the Shares surrendered. The individual's tax basis and holding period for the additional Shares received on exercise of a Non-Qualified Option paid for, in whole or in part, with Shares will be the same as if the individual had exercised the Non-Qualified Option solely for cash.

Change in Control under 1996 Stock Option Plan

    Upon a "change in control" of the Company as defined in the 1996 Stock Option Plan, all the then outstanding Options and Rights under the 1996 Stock Option Plan become immediately exercisable. In general, if the total amount of payments to certain individuals in the nature of compensation that are contingent upon a "change in control" of the Company (as defined in Section 280G of the Code) equals or exceeds three times the recipient's "base amount" (generally, such recipient's average annual compensation for the five years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be nondeductible to the employer corporation and the recipient would be subject to a 20% excise tax on such portion of the payments.

                        VOTING SECURITIES

    Shareholders of record as of the close of business on the Record Date, April 8, 1997, are entitled to notice of and to vote at the Annual Meeting. On the record date, there were 4,467,000 outstanding shares of Common Stock of the Company, each of which entitles the holder to one vote in person or by proxy.

    Under Delaware law, the affirmative vote of the holders of a plurality of the shares of Common Stock voted at the Annual Meeting is required to elect each Director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withholds authority to vote for such nominee, (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

    The ratification of the selection of Deloitte & Touche LLP as independent accountants is being submitted to the shareholders because the Board of Directors believes that such action follows sound corporate practice and is in the best interest of the shareholders. Abstentions and broker non-votes will not be counted in determining the votes cast in connection with the ratification of auditors, but will have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

    The approval of the amendment to the Company's 1996 Stock Option Plan and the approval of the amendment to the Company's 1994 Stock Option Plan each require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will not be counted in determining the votes cast in connection with these two proposals, but will have the effect of reducing the number of affirmative votes required to achieve a majority for such matters by reducing the total number of shares from which the majority is calculated.

    The current members of the Board of Directors presently hold voting authority for Common Stock representing approximately 59% of the total number of votes eligible to be cast at the Annual Meeting. The members of the Board of Directors have indicated their intention to vote affirmatively on all of the proposals.

                        SHAREHOLDER PROPOSALS

         Shareholders of the Company who intend to submit written proposals for inclusion in the Proxy Statement relating to the Company's 1998 Annual Meeting of Shareholders, provided they are received by the Company on or prior to January 21, 1998. All such proposals must be in compliance with applicable regulations of the United States Securities and Exchange Commission and the Delaware General Corporation law.

         Written or oral requests concerning shareholder proposals should be directed to L. William Rands, Secretary of the Company, at 1730 Beck Street, Salt Lake City, Utah 84116, telephone (212) 359-3701.


                           OTHER MATTERS

         The Board of Directors knows of no other business to come before the Annual Meeting. If, however, any other business properly comes before either meeting, it is the intention of the persons named in the proxy to vote in accordance with their best judgment.

         To assure representation of your interest if you cannot attend the meeting, please sign and return promptly the proxy in the enclosed envelope.

               By Order of the Board of Directors



                            L. WILLIAM RANDS, VICE PRESIDENT-
                            FINANCE, TREASURER AND SECRETARY

April 18, 1997

                1996 ANNUAL REPORT ON FORM 10-K

         The Company's 1996 Annual Report on Form 10-K, as amended, filed with the United States Securities and Exchange Commission may be obtained without charge by writing to L. William Rand, Secretary, Monroc, Inc., 1730 Beck Street, Salt Lake City, Utah 84116. Exhibits to the Form 10-K are available at a cost of twenty-five cents per page.

                                                          ANNEX A









                                 MONROC, INC.
                            1996 STOCK OPTION PLAN
                         (As Proposed to be Amended)

                                 MONROC, INC.
                            1996 STOCK OPTION PLAN
                         (As Proposed to be Amended)

                                  ARTICLE
                                  -------

I.        Purposes                                                1
II.       Amount of Stock Subject to the Plan                     1
III.      Administration                                          2
IV.       Eligibility                                             4
V.        Option Price and Payment                                4
VI.       Terms of Options and Limitations on the Right of
          Exercise                                                6
VII.      Stock Appreciation Rights                               7
VIII.     Termination of Employment                               9
IX.       Exercise of Options                                    11
X.        Use of Proceeds                                        12
XI.       Non-Transferability of Options and Stock Appreciation
          Rights                                                 12
XII.      Adjustment of Shares; Effect of Certain Transactions   12
XIII.     Right to Terminate Employment                          13
XIV.      Purchase for Investment                                13
XV.       Issuance of Stock Certificates; Legends; Payment of
          Expenses                                               14
XVI.      Withholding Taxes                                      15
XVII.     Listing of Shares and Related Matters                  16
XVIII.    Amendment of the Plan                                  17
XIX.      Termination or Suspension of the Plan                  17
XX.       Savings Provision                                      17
XXI.      Governing Law                                          17
XXII.     Partial Invalidity                                     18
XXIII.    Effective Date                                         18

                                 MONROC, INC.
                            1996 STOCK OPTION PLAN
                         (As Proposed to be Amended)

I.        Purposes

          Monroc, Inc. (the "Company") desires to afford certain of its key employees and certain key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

          The stock options ("Options") and stock appreciation rights ("Rights") offered pursuant to this 1996 Stock Option Plan (the "Plan") are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

          The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure and retain the services of persons capable of filling such positions.

          The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

II.       Amount of Stock Subject to the Plan

          The total number of Common Shares of the Company which either may be purchased pursuant to the exercise of Options granted under the Plan or acquired pursuant to the exercise of Rights granted under the Plan shall not exceed, in the aggregate, Six Hundred Thousand (600,000) of the currently authorized Common Shares, no par value, of the Company (the "Shares"), such number to be subject to adjustment in accordance with
Article XVI of the Plan. The maximum number of Shares with respect to which an Option or Options may be granted under the Plan to any employee in any one taxable year of the Company shall not exceed 100,000 Shares.
Shares that are the subject of Rights and related Options shall be counted only once in determining whether the maximum number of Shares that may be purchased or awarded under the Plan has been exceeded.

          Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options or Rights granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options or Rights may again be subject to an Option or Right under the Plan.

          Except as provided in Article XXII hereof, the Company may, from time to time during the period beginning on April 29, 1996 (the "Effective Date") and ending on April 29, 2006 (the "Termination Date"), grant to certain key employees of the Company, or certain key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Incentive Options, Non-Qualified Options and/or Rights under the terms hereinafter set forth.

          Provisions of the Plan that pertain to Options or Rights granted to an employee shall apply to Options, Rights or any combination thereof.

          As used in the Plan, the term "parent corporation" and "subsidiary corporation" shall mean a corporation coming within the definition of such terms contained in Sections 424(e) and 424(f) of the Code, respectively.


III.      Administration

          The board of directors of the Company (the "Board of Directors") shall designate from among its members a committee (the "Committee") to administer the Plan. The Committee shall consist of no fewer than two members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors.

          Any or all powers and functions of the Committee may be exercised at any time and from time to time by the Board of Directors or an executive committee of the Board of Directors (the "Executive Committee"; references below to the Committee shall be deemed to include references to the Board of Directors and the Executive Committee, except as the context otherwise requires); provided, however, that all of the members of the Board of Directors or the Executive Committee, as the case may be, are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act, and further provided, that any such exercise would not result in the Option or Right being treated as "applicable employee remuneration" pursuant to Section 162(m) of the Code (or any successor rule or regulation).

          Subject to the express provisions of the Plan, the Committee shall have authority in its discretion, to determine the persons to whom Options or Rights shall be granted, the time when such persons shall be granted Options or Rights, the number of Shares which shall be subject to each Option or Right, the purchase price of each Share which shall be subject to each Option or Right, the period(s) during which such Options or Rights shall be exercisable (whether in whole or part), and the other terms and provisions thereof (which need not be identical). In determining the persons to whom Options or Rights shall be granted and the number of Shares for which Options or Rights are to be granted to each person, the Committee shall give consideration to the length of service, the amount of earnings and the responsibilities and duties of such person.

          Subject to the express provisions of the Plan, the Committee also shall have authority to construe the Plan and the Options and Rights granted thereunder, to amend the Plan and the Options and Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) and Rights (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Committee also shall have the authority to require, in its discretion as a condition of the granting of any such Option or Right, that the employee agree (a) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option or Right for a period of six (6) months following the date of the acquisition of such Option or Right and
(b) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the

Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through employment with the Company or any subsidiary corporation or parent corporation thereof. In no event will an employee or a director who is subject to the reporting requirements of
Section 16(a) of the Exchange Act be entitled to sell or otherwise dispose of any Shares acquired pursuant to exercise of any such Options or Rights for a period of six (6) months from the date of the acquisition of such Options or Rights.

          The determination of the Committee on matters referred to in this
Article III shall be conclusive.

          The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Board of Directors, the Executive Committee or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award of Options or Rights granted hereunder.

IV.       Eligibility

          Options and Rights may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired. Any person who shall have retired from the active employment by the Company or any subsidiary corporation or parent corporation of the Company, although such person shall have entered into a consulting contract with the Company or a subsidiary corporation or parent corporation of the Company, shall not be eligible to receive an Option or Right.

          The Plan does not create a right in any person to participate in the Plan, nor does it create a right in any person to have any Options or Rights granted to him or her.

V.        Option Price and Payment

          The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the fair market value per Share at the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date the Option is granted. In determining the stock ownership of an employee for any purpose under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

          If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the closing quotation at which such Shares are sold on such national securities exchange on the date such Option is granted. In the event that the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the Untied States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

          If on the date any Option is granted a public market exists for the Shares but such Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the average of the closing bid and asked quotations in the over-the-counter market for such Shares in the United States on the date such Option is granted. In the event that there are no bid and asked quotations in the over-the-counter market in the United States for such Shares on the date such Option is granted, the fair market value per Share shall be deemed to be the average of the closing bid and asked quotations in the over-the-counter market in the United States for such shares on the closest date preceding the date such Option is granted for which such quotations are available.

          For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

          Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an Option may, if the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option in whole or in part, by delivering to the Company Common Shares of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares, the fair market value of the Common Shares so delivered to be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

VI.       Terms of Options and Limitations on the Right of Exercise

          Any Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten
(10) years from the date such Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Incentive Option shall not be exercisable after the expiration of five (5) years from the date such Incentive Option is granted.

          The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

          To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

          Except to the extent otherwise provided under the Code, to the extent that the aggregate fair market value of stock for which Incentive Options (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) are exercisable for the first time by an employee during any calendar year exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of the limitation, (a) the fair market value of stock is determined as of the time the Option is granted, (b) the limitation will be applied by taking into account Options in the order in which they were granted, and (c) Incentive Options granted before 1987 shall not be taken into account.

          In no event shall an Option granted hereunder be exercised for a fraction of a Share.

          A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired Shares in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired Shares.

VII.      Stock Appreciation Rights

          In the discretion of the Committee, a Right may be granted (a) alone, (b) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or (c) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

          The exercise price of a Right granted alone shall be determined by the Committee but shall not be less than one hundred percent (100%) of the fair market value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the fair market value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

          Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of Shares for which such Option shall have been exercised.

          Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

          Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

          A Right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request") a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Committee, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (a) the excess of the fair market value, on the date of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (b) the number of Shares for which such Right shall be exercised; provided, however that the Committee in its discretion, may impose a maximum limitation on the amount of cash, the fair market value of Shares, or a combination thereof, which may be received by a holder upon exercise of a Right.

          Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporation Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days after the receipt by the Company of a Request to receive cash in full or partial settlement of a

Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request.

          If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Plan.

          A holder of a Right shall not be entitled to request or receive cash in full or partial payment of such Right during the first six (6) months of its term; provided, however, that such prohibition shall not apply if the holder of such Right is not subject to the reporting requirements of Section 16(a) of the Exchange Act. In no event will a holder of a Right who is subject to the reporting requirements of Section 16(a) of the Exchange Act be entitled to make such a request or receive cash in full or partial payment of such Right until the Company shall have satisfied the applicable requirements of Rule 16b-3(e)(1) promulgated under the Exchange Act for the specified periods.

          For all purposes of this Article VII, the fair market value of Shares shall be determined in accordance with the principles set forth in
Article V hereof.

VIII.     Termination of Employment

          Upon termination of employment of any employee with the Company and all subsidiary corporations and parent corporations of the Company, any Option or Right previously granted to the employee, unless otherwise specified by the Committee in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

               (a) if the employee shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option or Right as herein provided, the legal representative of such employee, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

               (b) if the employment of any employee to whom such Option or Right shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in
          Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option or Right as herein provided, such employee shall have the right to exercise such Option or Right so granted in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

          In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right, as specified therein.

          If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Option Committee in the Option or Right, forthwith terminate with respect to any unexercised portion thereof.

          If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

          For the purposes of the Plan, the term "for cause" shall mean (a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company; (ii) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company, or (v) the continuing failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee by the Committee.

          For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an "employee" for purposes of the exercise of an Option or Right, such individual shall not be entitled to exercise such Option or Right during such period and while the employment is treated as continuing intact unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, a senior vice-president or other duly authorized officer of such corporation.

          A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

          In the event of the complete liquidation or dissolution of a subsidiary corporation, or if such corporation ceases to be a subsidiary corporation, any unexercised Options or Rights theretofore granted to any person employed by such subsidiary corporation will be deemed canceled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. If an Option or Right is to be canceled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding unexercised Options, and such holder will have the right to exercise such Options or Rights in full (without regard to any limitation set forth or imposed pursuant to Article VI) during the thirty
(30) day period following notice of such cancellation.

IX.       Exercise of Options

          Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price. Subject to the terms of Articles XIV, XV and XVII hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

X.        Use of Proceeds

          The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

XI.       Non-Transferability of Options and Stock Appreciation Rights

          Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder. Except to the extent provided above, Options and Rights may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

XII.      Adjustment of Shares; Effect of Certain Transactions

          Notwithstanding any other provision contained herein, in the event of any change in the Shares subject to the Plan or to any Option or Right granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company), the Committee shall make appropriate adjustments to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options and Rights, the maximum number of shares for which Options or Rights may be granted to any one employee or the directors of the Company as a group, and the number of Shares and price per Share subject to outstanding Options or Rights as shall be equitable to prevent dilution or enlargement of rights under such Options or Rights, and the determination of the Committee as to these matters shall be conclusive; provided, however, that (a) each such adjustment with respect to an Incentive Option and any related Right shall comply with the rules of Section 424(a) of the Code (or any successor provision), and (b) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" as defined in Section 422 of the Code.

          In the event of a "change in control" of the Company, all then outstanding Options and Rights shall immediately become exercisable. For purposes of the Plan, a "change in control" of the Company occurs if (a) more than fifty percent (50%) of the total combined voting power of all classes of stock of the Company normally entitled to vote for the election of directors of the Company is acquired by another person, firm or corporation or by a cooperating group of such individuals or entities, (b) the Board of Directors approves a consolidation or merger of the Company with another corporation, the consummation of which would result in the occurrence of an event described in clause (a) above.

          The Committee, in its sole discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option or Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option or Right, an amount equal to the excess of the fair market value of such Shares immediately prior to the occurrence of such transaction over the exercise price per Share of such Option or Right; such amount shall be payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee in its discretion shall determine. The provisions contained in the preceding sentence shall be inapplicable to an Option or Right granted within six (6) months before the occurrence of a transaction described above if the holder of such Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act.

XIII.     Right to Terminate Employment

          The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of an Option or Right and it shall not impose any obligation on the part of any holder of an Option or Right to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

XIV.      Purchase for Investment

          Except as hereinafter provided, the Committee may require the holder of an Option or Right granted hereunder, as a condition of exercise of such Option or Right, to execute and deliver to the Company a written statement in form satisfactory to the Committee, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel of the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (x) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or
(y) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities
Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

          Nothing herein shall be construed as requiring the Company to register Shares subject to any Option or Right under the Securities Act.
In addition, if at any time the Committee shall determine that the listing or qualification of the Shares subject to such Option or Right on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an Option or Right, or the issuance of Shares thereunder, such Option or Right may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

XV.       Issuance of Stock Certificates; Legends; Payment of Expenses

          Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person.

          The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Committee, in its discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (c) permit the Company to determine the occurrence of a disqualifying disposition, as described in
Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

          The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

          All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

XVI.      Withholding Taxes

          The Company may require an employee exercising a Right or a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee shall prescribe The corporation that employs such employee may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of a Right or Non-Qualified Option (the "Tax Date"), except as set forth below, a holder of a Right or Non-Qualified Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (a) directing the Company to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (b) tendering Shares previously issued pursuant to the exercise of an Option or Right or other shares of the Company's common stock owned by the holder or (c) combining any or all of the foregoing options in any fashion. An Election shall be irrevocable. The withheld Shares and other Shares tendered in payment should be valued at their fair market value (determined in accordance with the principles set forth in Article V hereof) on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate. In addition, the Company shall be authorized to effect any such withholding upon exercise of a Non-Qualified Option or Right by retention of shares issuable upon such exercise having a fair market value at the date of exercise (as determined under Article V) which is equal to the amount to be withheld; provided, however, that the Company shall not be authorized to effect such withholding without the prior written consent of the employee if such withholding would subject such employee to liability under Section 16(b) of the Exchange Act. The Committee may prescribe such rules as it determines with respect to employees subject to the reporting requirements of Section 16(a) of the Exchange Act to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the "Commission") under Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act.

XVII.     Listing of Shares and Related Matters

          The Board of Directors may delay any issuance or delivery of Shares if it determines that listing, registration or qualification of Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XVIII.    Amendment of the Plan

          The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (a) increase the total number of Shares reserved for Options and Rights under the Plan (other than an increase resulting from an adjustment provided for in Article XII hereof),
(b) reduce the exercise price of any Incentive Option granted hereunder,
(c) modify the provisions of the Plan relating to eligibility, or (d) materially increase the benefits accruing to participants under the Plan. The Committee shall be authorized to amend the Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as incentive stock options within the meaning of Section 422 of the Code and the Treasury regulations promulgated thereunder. The rights and obligations under any Option or Right granted before amendment of the Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan or the Option or Right without the consent of the holder of such Option or Right.

XIX.      Termination or Suspension of the Plan

          The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Article XXIII or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options and Rights may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option or Right granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option or Right was granted. The power of the Committee to construe and administer any Options or Rights granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XX.       Savings Provision

          With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

XXI.      Governing Law

          The Plan, such Options and Rights as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.

XXII.     Partial Invalidity

          The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXIII.    Effective Date

          The Plan shall become effective at 9:00 a.m., Salt Lake City time, on the Effective Date; provided, however, that if the Plan is not approved by a vote of the stockholders of the Company at an annual meeting or any special meeting or by unanimous written consent within twelve (12) months after the Effective Date, the Plan and any Options or Rights granted thereunder shall terminate.

                                                                    ANNEX B
                               MONROC, INC.
                          1994 STOCK OPTION PLAN
                        (As Proposed to be Amended)


      There is hereby established a 1994 Stock Option Plan (the "Plan"). The Plan provides for the grant to certain employees and others who render services to Monroc, Inc. or its subsidiaries (the "Company") of options ("Options") to purchase shares of common stock of the Company ("Common Stock").


  1. Purpose: The purpose of the Plan is to provide additional incentive to the officers, employees, and others who render services to the Company, who are responsible for the management and growth of the Company, or otherwise contribute to the conduct and direction of its business, operations and affairs. It is intended that Options granted under the Plan strengthen the desire of such persons to join and remain in the employ of the Company and stimulate their efforts on behalf of the Company.

     2. The Stock. The aggregate number of shares of Common Stock which may be subject to Options shall not exceed 260,000. Such shares may be either authorized and unissued shares, or treasury shares. If any Option granted under the Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the Plan.

     3. Types of Options. Options granted under the Plan shall be in the form of (i) incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or (ii) non-statutory options which do not qualify under such Section ("NSOs"), or both, in the discretion of the Board of Directors or any committee appointed by the Board (each, the "Committee"). The status of each Option shall be identified in the Option Agreement.

     4.  Eligibility.

         a. ISOs may be granted to such employees (including officers and directors who are employees) of the Company as the Committee shall select from time to time.

         b. NSOs may be granted to such employees (including officers and directors) of the Company, and to other persons who render services to the Company, as the Committee shall select from time to time.

     5.  General Terms of Options:

         a. Option Price. The price or prices per share of Common Stock to be sold pursuant to an Option (the "exercise price") shall be such as shall be fixed by the Committee but shall in any case not be less than:

            (1) the fair market value per share for such Common Stock on the date of grant in the case of ISOs other than to a 10% Shareholder,

            (2) 110% of the fair market value per share for such Common Stock on the date of grant in the case of ISOs to a 10% Shareholder, and

            (3) the fair market value per share on the date of grant in the case of NSOs.

     A  "10%  Shareholder" means an individual who within  the  meaning  of
     Section 422(b)(6) of the Code owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the company or of its parent or any subsidiary corporation.

         b. Period of Option Vesting. The Committee shall determine for each Option the period during which such Option shall be exercisable in whole or in part, provided that no ISO to a 10% Shareholder shall be exercisable more than five years after the date of grant.

         c. Special Rule for ISOs. The aggregate fair market value (determined at the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all such plans of the company, its parent or subsidiary) shall not exceed $100,000, and any excess shall be considered an NSO.

         d.  Effect of Termination of Employment.

             (1) The Committee shall determine for each Option the extent, if any, to which such Option shall be exercisable in the event of the termination of the Optionee's employment with or rendering of other services to the Company.

             (2) However, any such Option which is an ISO shall in all events lapse unless exercised by the Optionee:

                 (a) prior to the 89th day after the date on which employment terminated, if termination was other than by reason of death; and

                 (b) within the twelve-month period next succeeding the death of the Optionee, if termination is by reason of death.

             (3) The Committee shall have the right, at any time, and from time to time, with the consent of the Optionee, to modify the lapse date of an Option and to convert an ISO into an NSO to the extent that such modification in lapse date increases the life of the ISO beyond the dates set forth above or beyond dates otherwise permissible for an ISO.

         e. Payment for Shares of Common Stock. Upon exercise of an Option, the Optionee shall make full payment of the Option Price:

             (1) in cash, or,

             (2) with the consent of the Committee and to the extent permitted by it;

                 (a) with Common Stock of the Company valued at fair market value on the date of exercise, but only if held by the Optionee for a period of time sufficient to prevent a pyramid exercise that would create a charge to the Company's earnings,

                 (b) with a full recourse interest bearing promissory note of the Optionee, secured by a pledge of the shares of Common Stock received upon exercise of such Option, and having such other terms and conditions as determined by the Committee,

                 (c) by delivering a properly executed exercise notice
             together with irrevocable instructions to a broker to sell shares acquired upon exercise of the Option and promptly to deliver to the Company a portion of the proceeds thereof equal to the exercise price, or

                 (d) any combination of any of the foregoing.

             f. Option Exercises. Options shall be exercised by submitting to the Company a signed copy of notice of exercise in a form to be supplied by the Company. The exercise of an Option shall be effective on the date on which the Company receives such notice at its principal corporate offices. The Company may cancel such exercise in the event that payment is not effected in full, subject to the terms of Section 1(e) above.

             g. Non-Transferability of Option. No Option shall be transferable by the Optionee or otherwise than by will or by the laws of descent and distribution. During the Optionee's lifetime, such Option shall be exercisable only by such Optionee. If an Optionee should die while in the employ of the Company, the Option theretofore granted to the Optionee, to the extent then otherwise exercisable, shall be exercisable only by the estate of the Optionee or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death of the Optionee.

     6.  Other Plan Terms.

             a. Number of Options which may be Granted to, and Number of Shares of Common Stock which may be Acquired by Employees.

                 (1) The Committee may grant more than one Option to an
             individual, and, subject to the requirements of Section 422 of the Code, with respect to ISOs, such Option may be in addition to, in tandem with, or in substitution for, Options previously granted under the Plan or of another corporation and assumed by the Company.

                 (2) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or otherwise to be conditioned upon the granting to the employee of a new Option for the same or a different number of shares of Common Stock as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such employee. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.


             b. Period of Grant of Options. Options under the Plan may be granted at any time after the Plan has been approved by the shareholders of the Company. However, no Option shall be granted under the Plan after January 31, 2004.

             c. Effect of Change in Common Stock. In the event of a reorganization, recapitalization, liquidation, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any change in the corporate structure or shares of common stock of the Company, pursuant to any of which events the then outstanding shares of the common stock are split up or combined or changed into, become exchangeable at the holder's election for, or entitle the holder thereof to other shares of common stock, or in the case of any other transaction described in Section 424(a) of the Code, the Committee may change the number and kind of shares of Common Stock available under the Plan and any outstanding Option (including substitution of shares of common stock of another corporation) and the price of any Option and the fair market value determined under this Plan in such manner as its shall deem equitable in its sole discretion.

             d. Optionees not Shareholders. An Optionee or a legal representative thereof shall have none of the rights of a stockholder with respect to shares of Common Stock subject to Options until such shares shall be issued or transferred upon exercise of the Option.

     7. Option Agreement. The Company shall effect the grant of Options under the Plan, in accordance with determinations made by the Committee, by execution of instruments in writing in a form approved by the Committee. Each Option shall contain such terms and conditions (which need not be the same for all Options, whether granted at the time or at different times) as the Committee shall deem to be appropriate and not inconsistent with the provisions of the Plan, and such terms and conditions shall be agreed to in writing by the Optionee.

     8.   Certain Definitions.
             a. Fair Market Value. As used in the Plan, the term "fair market value" shall mean as of any date:

                  (1) if the Common Stock is not traded on any over-the -counter market or on a national securities exchange, the value determined by the Committee using the best available facts and circumstances,

                  (2) if the Common Stock is traded in the over-the-counter market, based on most recent closing prices for the Common Stock on the date the calculation thereof shall be made, or

                  (3) if the Common Stock is listed on a national securities exchange, based on the most recent closing prices for the common Stock of the Company on such exchange.

             b. Subsidiary and Parent. The term "subsidiary" and "parent" as used in the Plan shall have the respective meanings set forth in Sections 424(f) and (e) of the Internal Revenue Code.

     9. Not an Employment Contract. Nothing in the Plan or in any Option or stock option agreement shall confer on any Optionee any right to continue in the service of the company or any parent or subsidiary of the company or interfere with the right of the Company to terminate such Optionee's employment or other services at any time.

    10.  Withholding Taxes:

             a. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may, in its sole discretion from time to time, issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

             b. In the case of shares of Common Stock that an Optionee receives pursuant to his exercise of an Option which is an ISO, if such Optionee disposes of such shares of Common Stock within two years from the date of the granting of the ISO or within one year after the transfer of such shares of Common Stock to him, the Company shall have the right tot withhold from any salary, wages, or other compensation for services payable by the Company to such Optionee, amounts sufficient to satisfy any withholding tax obligation attributable to such disposition.

             c. In the case of a disposition described in Section (b), the Optionee shall give written notice to the Company of such disposition, which notice shall include such information as the Company may reasonably request to effectuate the provisions hereof.

     11.  Agreements and Representations of Optionees

     As a condition to the exercise of an Option, unless counsel to the Company opines that it is not necessary under the Securities Act of 1933, as amended, and the pertinent rules thereunder, as the same are then in effect, the Optionee shall represent in writing that then shares of Common Stock being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such shares of Common Stock to sell or otherwise dispose of the same.

     12.  Administration of the Plan:

             a. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the individuals to receive Options, the time shown they shall receive them, and the number of shares of Common Stock to be subject to each Option, and other terms relating to the grant of Options. Directors, including those that may be members of the committee, shall be eligible to receive Options under the Plan.

              b. Subject to the express provisions of the Plan, the Committee shall have authority to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements (which need not be identical) and, as specified in this Plan, the fair market value of the common stock, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determinations of the committee on the matters referred to in this
     Section 12 shall be conclusive.

              c. The Committee may, in its sole discretion, and subject to such terms and conditions as it may adopt, accelerate the date or dates on which some or all outstanding Options may be exercised.

              d. The Committee may require that any Option Shares issued be legended as necessary to comply with applicable federal and state securities laws.

    13.  Amendment and Discontinuance of the Plan:

              a. The Board of Directors of the Company may at any time alter, suspend or terminate the Plan, but no change shall be made which will have a material adverse effect upon any Option previously granted, unless the consent of the Optionee is obtained; provided, however, that the Board of Directors may not without further approval of the shareholders, (i) increase the maximum number of shares of Common Stock for which Options may be granted under the Plan or which may be purchased by an individual Optionee, (ii) decrease the minimum option price provided in the Plan, or (iii) change the class of persons eligible to receive Options.

              b. The Company intends that Options designated by the Committee as ISOs shall constitute ISOs under Section 422 of the Code. Should any provision in this Plan for ISOs not be necessary in order to so comply or should any additional provisions be required, the Board of Directors of the Company may amend the Plan accordingly without the necessity of obtaining the approval of the shareholders of the Company.

    14. Other Conditions: If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option granted under the Plan is or may in the circumstances be unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, and the Company shall not be required to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933 or otherwise with respect to shares of Common Stock or Options under the Plan, and the right to exercise any such Option may be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful.

    At the time of any grant or exercise of any Option, the Company may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, condition the grant and/or exercise of such Option upon the Optionee making certain representations to the Company and the satisfaction of the Company with the correctness of such representations.

   15. Approval; Effective Date; Governing Law. The Plan was adopted by the Board of Directors on January 20, 1994 and was approved by the
stockholders of the company on January 20, 1994.   The Plan, as amended and
restated hereby, was approved by the stockholders of the Company on May 21, 1997. This Plan shall be interpreted in accordance with the internal laws of the State of Utah.

                                  PROXY


                               MONROC, INC.



     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



          The undersigned hereby appoints Robert L. Miller or Michael Kane, or either of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on April 8, 1997 at the Annual Meeting of Shareholders to be held at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah, on May 21, 1997 at 10:00 a.m. (local time), or any adjournment thereof.

          1.   Proposal to elect eight directors:

          Vote FOR all nominees except those I have listed below:

          __________________________________________________________

          2. Proposal to ratify the selection and appointment by the Company's Board of Directors of Deloitte & Touche LLP, independent certified public accountants, as auditors for the Company for the fiscal year ending December 31, 1997.

               ___FOR       ___AGAINST     ___ABSTAIN

          3. Proposal to amend the Company's 1996 Stock Option Plan to increase the number of shares of Common Stock issuable thereunder.


               ___FOR       ___AGAINST     ___ABSTAIN

          4. Proposal to amend the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock issuable thereunder.


               ___FOR       ___AGAINST     ___ABSTAIN

          5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

     Please sign and date this Proxy where shown below and return it promptly:


          Date:     ______________________, 1997

          Signed:   ____________________________

                    ____________________________


     (Please sign above exactly as the shares are registered. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

     No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States.















                                    2
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